UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒       Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK FUNDS II

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Inbound Line Messaging

Inbound – Closed Recording

Thank you for calling the John Hancock New Opportunities Fund proxy voting line. Our offices are now closed. Please call us back during our normal business hours, which are Monday through Friday, 10:00 a.m. to 11:00 p.m. Eastern time. Thank you and have a nice day.

Inbound – Call in Queue Message

Thank you for calling the John Hancock New Opportunities Fund proxy voting line. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

End of Campaign Message

Thank you for calling the John Hancock New Opportunities Fund proxy voting line. The Special Meeting of Shareholders scheduled for August 6, 2025, has concluded. As a result, this toll-free number is no longer in service for proxy related shareholder calls. If you have questions about your investment in the John Hancock New Opportunities Fund, please contact your Financial Advisor or call the Fund directly at 800-225-5291. Thank you.

Outbound Call Script

Hello, my name is (CSR FULL NAME). May I please speak with (SHAREHOLDER’S FULL NAME)? (Repeat the greeting if necessary)

I am calling on a recorded line regarding your current investment in the John Hancock New Opportunities Fund. Materials were sent to you for the upcoming Special Meeting of Shareholders scheduled for August 6, 2025. We have not yet received your vote. The Board of Trustees recommends a vote IN FAVOR of the proposal. Would you like to vote along with their recommendation?

(Pause for response)

If YES:

If we identify any additional accounts before the meeting, would you like to vote them the same way as today?

(Proceed to confirming the vote)

If NO or the shareholder hasn’t received the info:

The proposal is to approve an Agreement and Plan of Reorganization between the John Hancock New Opportunities Fund and John Hancock Small Cap Dynamic Growth Fund. Under the Agreement, the Fund will transfer all of its assets to the Small Cap Dynamic Growth Fund. Those shares will be distributed proportionately to you and other shareholders of the Fund. The Reorganization is intended to consolidate your Fund with a similar fund. The individuals that currently act as the portfolio managers of your Fund are expected to continue to manage the combined fund following the reorganization. The two funds have the same investment objective: to seek long-term capital appreciation.

The Board recommends a vote IN FAVOR of the proposal. Would you like to vote along with their recommendation?

(Pause for response and address any questions)

If the shareholder still chooses not to vote:

I understand. Thank you and have a good day.

If the shareholder is unavailable:

We can be reached toll-free at 888-495-2873 Monday to Friday, 10:00 AM to 11:00 PM Eastern. Thank you and have a good day.

Confirming the vote:

I am recording your vote (recap voting instructions).

For confirmation, please state your full name. (Pause) ‘

According to our records, you reside in (city, state, zip). (Pause)

To confirm your address for the letter, please state your street address. (Pause)

Thank you. You will receive written confirmation in 3 to 5 business days. Please review and retain it. If you have questions, call the toll-free number in the letter. Your vote is important and appreciated. Have a good (morning/afternoon/evening).

Outbound Voicemail Script

Hello.

I am calling on behalf of your current investment in the John Hancock New Opportunities Fund.

A Special Meeting of Shareholders is scheduled to take place on August 6, 2025. All Shareholders are being asked to consider and vote on an important matter affecting the fund. As of today, your vote has not been registered.

Your vote is important.

Please contact us as soon as possible, toll-free at 888-495-2873 Monday through Friday between the hours of 10:00AM and 11:00PM Eastern time to cast your vote.

Thank you and have a good day

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John Hancock New Opportunities Fund

Important Dates

Record Date:
05/09/2025

Meeting Date:
08/06/2025

Voting Starts:
06/04/2025

Voting Ends:
08/06/2025

Welcome to the Proxy Voting System for John Hancock New Opportunities Fund

Your electronic proxy vote has the same validity as a properly executed proxy card returned by mail.

To access the voting system, enter the **14-digit** Control Number provided on your proxy card or email notification, and click CONTINUE.

Enter the Control Number found on your proxy card: [ ] Continue

Accessing this site from a mobile device? Click here for a mobile-friendly version.

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John Hancock

JOHN HANCOCK NEW OPPORTUNITIES FUND

Important Dates

Record Date:
05/09/2025

Meeting Date:
08/06/2025

Voting Starts:
06/04/2025

Voting Ends:
08/06/2025

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Select a Voting Option

JOHN HANCOCK NEW OPPORTUNITIES FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 6, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF JOHN HANCOCK FUNDS II

The undersigned, revoking previous proxies, hereby appoint(s) Kristie M. Feinberg, Sarah M. Coutu, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas Kolokithas, Mara S.C. Moldwin, Harsha Pulluru, Fernando Silva, Salvatore Schiavone, Jay Aronowitz, Philip J. Fontana, Betsy Anne Seel and Christopher Sechler, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock New Opportunities Fund (the "Fund"), a series of John Hancock Funds II ("JHF II") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at 200 Berkely Street, Boston, Massachusetts 02116 on August 6, 2025 at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated May 29, 2025, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal(s) included in the Proxy Statement and Prospectus.

Please choose from one of the following two voting options.

[Vote as the Board of Trustees recommends]

[Review Proposal(s) before voting]

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JOHN HANCOCK NEW OPPORTUNITIES FUND

Important Dates

Record Date:
05/09/2025

Meeting Date:
08/06/2025

Voting Starts:
06/04/2025

Voting Ends:
08/06/2025

Log off

Your Election Summary

Previous Vote On File: None

Vote by 08/06/2025. You may change your vote any time until this deadline.

Your control number: 10337999990029

Proposal 1: **FOR**

To submit your proxy, you must click on the Submit button below.

Submit Election | Modify Election

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JOHN HANCOCK NEW OPPORTUNITIES FUND

Important Dates

Record Date:
05/09/2025

Meeting Date:
08/06/2025

Voting Starts:
06/04/2025

Voting Ends:
08/06/2025

Log off

Please Make Your Proxy Voting Selection(s) Below

Previous Vote On File:
None

Vote by 08/06/2025. You may change your vote at any time until this deadline.

Your control number: 10337999990013

Item(s) not marked with a voting response will be voted as the Board of Trustees recommends.

Proposal 1 — BOARD RECOMMENDATION: FOR

FOR | AGAINST | ABSTAIN

Proceed

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JOHN HANCOCK NEW OPPORTUNITIES FUND

Important Dates

Record Date:
05/09/2025

Meeting Date:
08/06/2025

Voting Starts:
06/04/2025

Voting Ends:
08/06/2025

Log off

Please Make Your Proxy Voting Selection(s) Below

Item(s) not marked with a voting response will be voted as the Board of Trustees recommends.

Previous Vote On File: None

Vote by 08/06/2025. You may change your vote at any time until this deadline.

Your control number: 10337999990013

Proposal 1 — BOARD RECOMMENDATION: FOR

FOR | AGAINST | ABSTAIN

Proceed

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JOHN HANCOCK NEW OPPORTUNITIES FUND

Important Dates

Record Date:
05/09/2025

Meeting Date:
08/06/2025

Voting Starts:
06/04/2025

Voting Ends:
08/06/2025

Log off

Review Voting Summary and Submit Your Vote

Please review your selections below. To register your vote, click the Submit Vote button at the bottom. Your vote will not be filed until you have clicked this button.

Proposal 1

Submit Vote | Modify Vote

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JOHN HANCOCK NEW OPPORTUNITIES FUND

Important Dates

Record Date: 05/09/2025

Meeting Date: 08/06/2025

Voting Starts: 06/04/2025

Voting Ends: 08/06/2025

Log off

Send a confirmation of my vote to the following email address:

jhss_product_support@jhancock.com

Re-enter email address for verification:

jhss_product_support@jhancock.com

Submit

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JOHN HANCOCK NEW OPPORTUNITIES FUND

Important Dates

Record Date: 05/09/2025

Meeting Date: 08/06/2025

Voting Starts: 06/04/2025

Voting Ends: 08/06/2025

Log off

Successful Completion

Your selection has been recorded. Thank you for using ProxyVoteNow.

An e-mail confirmation has been sent to you at jhss_product_support@jhancock.com.

To change your vote, or to vote another Control Number, please click the **Vote Another Control Number** button. You may re-visit this site to change your vote at any time prior to the close of voting. However, only your most current vote will be tabulated.

Vote Another Control Number

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JOHN HANCOCK NEW OPPORTUNITIES FUND

Important Dates

Record Date:
05/09/2025

Meeting Date:
08/06/2025

Voting Starts:
06/04/2025

Voting Ends:
08/06/2025

Log off

Please Make Your Proxy Voting Selection(s) Below

Item(s) not marked with a voting response will be voted as the Board of Trustees recommends.

Previous Vote On File: None

Vote by 08/06/2025. You may change your vote at any time until this deadline

Your control number: 103379999990021

Proposal 1 BOARD RECOMMENDATION: FOR

FOR | AGAINST | ABSTAIN

Proceed

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JOHN HANCOCK NEW OPPORTUNITIES FUND

Important Dates

Record Date:
05/09/2025

Meeting Date:
08/06/2025

Voting Starts:
06/04/2025

Voting Ends:
08/06/2025

Log off

Review Voting Summary and Submit Your Vote

Please review your selections below. To register your vote, click the Submit Vote button at the bottom. Your vote will not be filed until you have clicked this button.

Proposal 1

AGAINST

Submit Vote | Modify Vote

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JOHN HANCOCK NEW OPPORTUNITIES FUND

Important Dates

Record Date:
05/09/2025

Meeting Date:
08/06/2025

Voting Starts:
06/04/2025

Voting Ends:
08/06/2025

Log off

Please Make Your Proxy Voting Selection(s) Below

Item(s) not marked with a voting response will be voted as the Board of Trustees recommends.

Previous Vote On File: None

Vote by 08/06/2025. You may change your vote at any time until this deadline.

Your control number: 10337999990023

Proposal 1 BOARD RECOMMENDATION: FOR

FOR | AGAINST | ABSTAIN

Proceed

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JOHN HANCOCK NEW OPPORTUNITIES FUND

Important Dates

Record Date:
05/09/2025

Meeting Date:
08/06/2025

Voting Starts:
06/04/2025

Voting Ends:
08/06/2025

Log off

Review Voting Summary and Submit Your Vote

Please review your selections below. To register your vote, click the Submit Vote button at the bottom. Your vote will not be filed until you have clicked this button.

Proposal 1

Submit Vote | Modify Vote

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From:	verification@proxyvotenow.com
To:	JHSS Product Support
Subject:	[EXTERNAL] Your Proxy Vote for the JOHN HANCOCK NEW OPPORTUNITIES FUND Special Meeting (08/06/2025)
Date:	Tuesday, June 3, 2025 8:06:24 AM

CAUTION This email is from an external sender, be cautious with links and attachments.

Your Control Number: 10337999990029

You elected to submit your proxy and vote your shares as the Board of Trustees recommends on the Proposal.

Thank you for voting through proxyvotenow.com.

From:	verification@proxyvotenow.com
To:	JHSS Product Support
Subject:	[EXTERNAL] Your Proxy Vote for the JOHN HANCOCK NEW OPPORTUNITIES FUND Special Meeting (08/06/2025)
Date:	Tuesday, June 3, 2025 8:04:55 AM

CAUTION This email is from an external sender, be cautious with links and attachments.

Your Control Number: 10337999990023

Proposal 1:

To approve an Agreement and Plan of Reorganization between the Target Fund and John Hancock Small Cap Dynamic Growth Fund, a series of John Hancock Funds II (the “Acquiring Fund”). Under this agreement, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of the Target Fund. The Acquiring Fund would also assume substantially all of the Target Fund’s liabilities. — ABSTAIN

Thank you for voting through proxyvotenow.com.

From:	verification@proxyvotenow.com
To:	JHSS Product Support
Subject:	[EXTERNAL] Your Proxy Vote for the JOHN HANCOCK NEW OPPORTUNITIES FUND Special Meeting (08/06/2025)
Date:	Tuesday, June 3, 2025 8:02:51 AM

CAUTION This email is from an external sender, be cautious with links and attachments.

Your Control Number: 10337999990021

Proposal 1:

To approve an Agreement and Plan of Reorganization between the Target Fund and John Hancock Small Cap Dynamic Growth Fund, a series of John Hancock Funds II (the “Acquiring Fund”). Under this agreement, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of the Target Fund. The Acquiring Fund would also assume substantially all of the Target Fund’s liabilities. — AGAINST

Thank you for voting through proxyvotenow.com.

From:	verification@proxyvotenow.com
To:	JHSS Product Support
Subject:	[EXTERNAL] Your Proxy Vote for the JOHN HANCOCK NEW OPPORTUNITIES FUND Special Meeting (08/06/2025)
Date:	Tuesday, June 3, 2025 8:01:03 AM

CAUTION This email is from an external sender, be cautious with links and attachments.

Your Control Number: 10337999990013

Proposal 1:

To approve an Agreement and Plan of Reorganization between the Target Fund and John Hancock Small Cap Dynamic Growth Fund, a series of John Hancock Funds II (the “Acquiring Fund”). Under this agreement, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of the Target Fund. The Acquiring Fund would also assume substantially all of the Target Fund’s liabilities. — FOR

Thank you for voting through proxyvotenow.com.

JOHN HANCOCK NEW OPPORTUNITIES FUND

Dear Shareholder:

A Special Meeting of Shareholders of the John Hancock New Opportunities Fund (the “Fund”) is scheduled to be held on August 6, 2025. As a shareholder of record in the Fund, we ask you to vote as soon as possible.

THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE “FOR” THE PROPOSAL

Your vote is very important. Please vote in any of the following convenient ways.

Vote by Phone

Speak with a proxy voting specialist today by calling 1-888-495-2873.

Hours of Operation: Monday-Friday: 10 a.m. to 11 p.m. ET.

You may also call the toll-free number on the enclosed card and follow the prompts.

Vote by Internet by visiting the internet address on the enclosed card and following the instructions.

Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

If you have any questions or need assistance in voting, please contact our proxy solicitor toll-free at 1-888-495-2873. Please note, a representative may call you in the next few days or weeks to assist you in voting your proxy.

Thank you in advance for your support.

To receive a free copy of the Proxy Statement, please call the funds’ solicitor toll free at 1-888-495-2873 or go to https://www.jhinvestments.com/resources/all-resources/fund-documents/proxy-documents/john-hancock-new-opportunities-fund-proxy-statement

The Proxy Statement contains important information about a proposal affecting your fund and therefore you are advised to read it.

JHNOF REM

PO Box 211230, Eagan, MN 55121-9984

IMMEDIATE ACTION NEEDED BELOW

JOHN HANCOCK NEW OPPORTUNITIES FUND

Dear Shareholder:

We are writing to ask you to call us in connection with your John Hancock New Opportunities Fund’s Special Meeting of Shareholders to be held on August 6, 2025.

Please call

1-888-346-0595

Please call our proxy solicitor, Sodali Fund Solutions, at your earliest convenience.

Hours or Operation:

•	Monday – Friday from 10:00 a.m. to 11:00 p.m. ET

•	Saturday from 12:00 p.m. to 5:00 p.m. ET

Please have your reference number(s) below ready and a representative will assist you in casting your vote.

REFERENCE NUMBER(S):

To receive a free copy of the Proxy Statement, please call the fund’s solicitor toll free at 1-888-495-2873 or go to https://www.jhinvestments.com/resources/all-resources/fund-documents/proxy-documents/john-hancock-new-opportunities-fund-proxy-statement. The Proxy Statement contains important information about a proposal affecting your fund and therefore you are advised to read it.

JHNOF IA